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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 9, 2013
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Realogy Holdings Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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Realogy Group LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-179896	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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One Campus Drive
Parsippany, NJ 07054
(Address of Principal Executive Offices) (Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.
On April 9, 2013, Realogy Holdings Corp. (“Realogy Holdings”) and Realogy Group LLC (“Realogy Group”) announced preliminary estimates of their first quarter 2013 financial results. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
References herein to the “Realogy,” “Company,” “we,” “us” or “our” refer to Realogy Holdings and its consolidated subsidiaries, including Realogy Group.
The information furnished pursuant to this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference to such filing.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 9, 2013, the Board of Managers of Realogy Group approved the Amended and Restated Realogy Group LLC Executive Deferred Compensation Plan (the “Executive Deferred Compensation Plan”), which amended and restated the Realogy Corporation Officer Deferred Compensation Plan, as previously amended, participation in which had been frozen since January 1, 2009. The Board of Managers of Realogy Group also took action to unfreeze participation in the Executive Deferred Compensation Plan.
The Executive Deferred Compensation Plan is for the benefit of certain of our key employees selected by our Compensation Committee from time to time. Under the Executive Deferred Compensation Plan, participants are permitted to defer both cash and equity based compensation on such terms as our Compensation Committee determines from time to time. For cash deferrals, we will be utilizing a “rabbi trust” for the purpose of holding assets to be used for the payment of benefits under the Executive Deferred Compensation Plan. Generally, a participant's deferral will be paid on a fixed date elected by the participant or, if earlier, on the first anniversary following a participant's separation from service. Accounts are established in a participant's name and the participant allocates his or her deferrals to one or more deemed investments under the Executive Deferred Compensation Plan. A participant in the Executive Deferred Compensation Plan may elect to defer to a single lump-sum payment of his or her account, or may elect payments over time.
The Executive Deferred Compensation Plan is filed as Exhibit 10.1 to this report and incorporated herein by reference.
On April 9, 2013, in conjunction with its approval of the Executive Deferred Compensation Plan, the Realogy Group Board of Managers approved Amendment No. 2 to the Realogy Group LLC Phantom Value Plan (formerly known as the Realogy Corporation Phantom Value Plan) (the “Phantom Value Plan”) to provide participants under the Phantom Value Plan with the opportunity to defer equity compensation payable thereunder by receiving unrestricted or restricted share units rather than unrestricted or restricted shares if they elect to receive shares of common stock in lieu of cash payable thereunder. The amendment (and any deferral election that is made by a participant) does not change the amount of the awards previously made to participants under the Phantom Value Plan. For a description of the Phantom Value Plan, see “Item 11 - Executive Compensation” of our Annual Report on Form 10-K for the year ended December 31, 2012 (the “2012 Form 10-K”). Amendment No. 2 to the Phantom Value Plan is filed as Exhibit 10.2 to this report and incorporated herein by reference.
In conjunction with the approval of the Executive Deferred Compensation Plan, on April 9, 2013, Anthony E. Hull, the Company's Executive Vice President, Chief Financial Officer and Treasurer, elected to defer a portion of the shares of common stock of Realogy Holdings subject to existing restricted stock awards granted on October 10, 2012 in connection with Realogy Holdings' initial public offering and described under “Item 11. Executive Compensation” of the 2012 Form 10-K, by exchanging the shares subject to the restricted stock award for restricted stock units. No other named executive officer made such a deferral election. The deferral election and related exchange of restricted stock for restricted stock units did not change the amount of compensation previously awarded to Mr. Hull. The vesting terms of the restricted stock unit award remain unchanged from the restricted stock award (with one-third of the award vesting on each of October 10, 2013, October 10, 2014 and October 10, 2015), though the distribution of a portion of the shares issuable upon vesting of the restricted stock units will be deferred pursuant to the election made by the respective named executive officers. In contrast to a holder's right to vote shares subject to a restricted stock agreement, the holder of restricted stock units under a restricted stock unit agreement may not vote the underlying shares until they are issued to the holder. The form of restricted stock unit agreement is filed as Exhibit 10.3 to this report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
Exhibit        Description

10.1	Amended and Restated Realogy Group LLC Executive Deferred Compensation Plan.

10.2	Amendment No. 2 dated April 9, 2013 to Realogy Group LLC Phantom Value Plan.

10.3	Form of Restricted Stock Unit Agreement.

99.1	Press Release dated April 9, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Realogy Holdings Corp.

By:	/s/ Anthony E. Hull
Name: Anthony E. Hull
Title: Executive Vice President, Chief Financial Officer and Treasurer

Date: April 9, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Realogy Group LLC

By:	/s/ Anthony E. Hull
Name: Anthony E. Hull
Title: Executive Vice President, Chief Financial Officer and Treasurer
Date: April 9, 2013

Exhibit Index

Exhibit        Description

10.1	Amended and Restated Realogy Group LLC Executive Deferred Compensation Plan.

10.2	Amendment No. 2 dated April 9, 2013 to Realogy Group LLC Phantom Value Plan.

10.3	Form of Restricted Stock Unit Agreement.

99.1	Press Release dated April 9, 2013.